                                                                         Page 30
                                                               Exhibit 10(i)A(2)

                           RECEIVABLES SALE AGREEMENT

                             DATED AS OF MAY 2, 2001

                                     BETWEEN

                             NSI ENTERPRISES, INC.,
                                   AS SELLER,

                                       AND

                       NATIONAL SERVICE INDUSTRIES, INC.,
                                  AS PURCHASER

                                                                         Page 31
                                                               Exhibit 10(i)A(2)

                                TABLE OF CONTENTS

ARTICLE I AMOUNTS AND TERMS OF THE PURCHASES................................2

Section 1.1       Purchases of Receivables..................................2
                  ------------------------

Section 1.2       Payment for the Purchases.................................3
                  -------------------------

Section 1.3       Purchase Price Credit Adjustments.........................3
                  ---------------------------------

Section 1.4       Payments and Computations, Etc............................4
                  -------------------------------

Section 1.5       Transfer of Records.......................................4
                  -------------------

Section 1.6       Characterization.. .......................................5
                  ----------------

ARTICLE II REPRESENTATIONS AND WARRANTIES...................................5

Section 2.1       Representations and Warranties of NSI Enterprises.........5
                  -------------------------------------------------

ARTICLE III CONDITIONS OF PURCHASES.........................................9

Section 3.1       Conditions Precedent to Initial Purchase..................9
                  ----------------------------------------

Section 3.2       Conditions Precedent to All Purchases.....................9
                  -------------------------------------

ARTICLE IV COVENANTS........................................................9

Section 4.1       Affirmative Covenants.....................................9
                  ---------------------

Section 4.2       Negative Covenants of NSI Enterprises....................12
                  -------------------------------------

ARTICLE V TERMINATION EVENTS...............................................13

Section 5.1       Termination Events.......................................13
                  ------------------

Section 5.2       Remedies.................................................14
                  --------

ARTICLE VI INDEMNIFICATION.................................................15

Section 6.1       Indemnities by NSI Enterprises...........................15
                  ------------------------------

Section 6.2       Other Costs and Expenses.................................17
                  ------------------------

                                                                         Page 32
                                                               Exhibit 10(i)A(2)

ARTICLE VII MISCELLANEOUS..................................................17

Section 7.1       Waivers and Amendments...................................17
                  ----------------------

Section 7.2       Notices..................................................18
                  -------

Section 7.3       Protection of Ownership Interests of NSI Georgia.........18
                  ------------------------------------------------

Section 7.4       Confidentiality of Fee Letter............................19
                  -----------------------------

Section 7.5       Bankruptcy Petition......................................19
                  -------------------

Section 7.6       CHOICE OF LAW............................................19
                  -------------

Section 7.7       CONSENT TO JURISDICTION..................................19
                  -----------------------

Section 7.8       WAIVER OF JURY TRIAL.....................................20
                  --------------------

Section 7.9       Integration; Binding Effect; Survival of Terms...........20
                  ----------------------------------------------

Section 7.10      Counterparts; Severability; Section References...........21
                  ----------------------------------------------

                             EXHIBITS AND SCHEDULES
                             ----------------------

Exhibit I:        Definitions

Exhibit II:       Chief Executive Office; Principal Place of Business;
                  Location(s) of Records; Federal Employer Identification
                  Number; Other Names

Exhibit III       Lock-Boxes; Collection Accounts; Collection Banks

Schedule A:  List of Documents to Be Delivered to NSI Georgia Prior to the
             initial Purchase

                                                                         Page 33
                                                               Exhibit 10(i)A(2)

                           RECEIVABLES SALE AGREEMENT

     THIS RECEIVABLES SALE AGREEMENT, dated as of May 2, 2001, is by and between
NSI  Enterprises,  Inc.,  a  California  corporation  ("NSI  Enterprises"),  and
National Service Industries, Inc., a Georgia corporation ("NSI Georgia"). Unless defined  elsewhere  herein,  capitalized terms used in this Agreement shall have the  meanings  assigned to such terms in Exhibit I hereto  (and,  if not defined therein,  the  meanings  assigned  to such  terms  in the  Credit  and  Security
Agreement hereinafter described).

                             PRELIMINARY STATEMENTS

     NSI  Enterprises  now  owns,  and from  time to time  hereafter  will  own,
Receivables.  NSI Enterprises wishes to sell and assign to NSI Georgia,  and NSI
Georgia wishes to purchase from NSI Enterprises,  all of NSI Enterprises' right, title  and  interest  in and to such  Receivables,  together  with  the  Related
Security and Collections with respect thereto.

     The parties hereto intend the transactions  contemplated  hereby to be true sales of the  Receivables  from NSI  Enterprises  to NSI Georgia,  providing NSI
Georgia with the full benefits of ownership of the Receivables,  and the parties hereto  do not  intend  these  transactions  to be,  or for  any  purpose  to be characterized as, loans from NSI Georgia to NSI Enterprises.

     Following  each  purchase  of  Receivables  from NSI  Enterprises,  (a) NSI
Georgia will sell or contribute certain of its trade receivables,  including the
Receivables  acquired from and all rights and remedies  against NSI  Enterprises hereunder,  to NSI  Georgia's  wholly-owned  Subsidiary,  NSI  Funding,  Inc., a
Delaware corporation (the "SPE"),  pursuant to that certain Receivables Sale and
Contribution  Agreement  dated as of May 2,  2001 (as the same may from  time to time hereafter be amended,  supplemented,  restated or otherwise  modified,  the
"Sale and Contribution  Agreement") between NSI Georgia and the SPE, and (b) the
SPE will  borrow  and  pledge its assets  pursuant  to that  certain  Credit and
Security  Agreement  dated as of May 2,  2001 (as the same may from time to time hereafter be amended, supplemented,  restated or otherwise modified, the "Credit and Security  Agreement")  among the SPE, as Borrower,  NSI Georgia,  as initial
Servicer,  Blue Ridge Asset Funding  Corporation  ("Blue Ridge"),  the banks and other  financial  institutions  from time to time party  thereto  as  "Liquidity
Banks" and Wachovia Bank, N.A. or any successor agent appointed  pursuant to the terms of the Credit  and  Security  Agreement,  as agent for Blue Ridge and such
Liquidity Banks (in such capacity, the "Agent").

                                                                         Page 34
                                                               Exhibit 10(i)A(2)

     NOW,  THEREFORE,  in consideration of the foregoing premises and the mutual agreements  herein  contained  and other good and  valuable  consideration,  the receipt and adequacy of which are hereby acknowledged,  the parties hereto agree as follows:

                                   ARTICLE I
                       AMOUNTS AND TERMS OF THE PURCHASES

Section 1.1       Purchases of Receivables.

(a)  Effective on the date hereof,  in consideration  for the Purchase Price and upon the  terms  and  subject  to the  conditions  set  forth  herein,  NSI
     Enterprises  does hereby sell,  assign,  transfer,  set-over and  otherwise convey to NSI Georgia,  without  recourse  (except to the extent  expressly
     provided   herein),   and  NSI  Georgia  does  hereby   purchase  from  NSI
     Enterprises,  all of NSI Enterprises'  right,  title and interest in and to all Receivables  existing as of the close of business on the Initial Cutoff
     Date (all such Receivables, the "Existing Receivables"),  together with all
     Related Security relating thereto and all Collections thereof.

(b)  Effective on each day after the Initial Cutoff Date on which any Receivable
     is  created  (each  such  Receivable,  an  "Additional   Receivable"),   in
     consideration  for the Purchase Price and upon the terms and subject to the conditions  set forth herein,  NSI  Enterprises  does hereby sell,  assign, transfer,  set-over and otherwise  convey to NSI Georgia,  without recourse
     (except to the extent  expressly  provided  herein),  and NSI Georgia  does hereby purchase from NSI Enterprises,  all of NSI Enterprises' right, title and interest in and to all Additional Receivables existing as of such date, together with all Related  Security  relating  thereto and all  Collections thereof.

(c)  NSI Georgia  shall be obligated to pay the Purchase  Price for the Existing
     Receivables  and  the  Additional   Receivables   purchased   hereunder  in
     accordance with Section 1.2.

(d)  It is the intention of the parties hereto that each Purchase of Receivables made  hereunder  shall  constitute  a  sale,  which  sale is  absolute  and irrevocable and provides NSI Georgia with the full benefits of ownership of the  Receivables.  Except for the Purchase  Price  Credits owed pursuant to
     Section 1.3, each sale of Receivables hereunder is made without recourse to
     NSI  Enterprises;  provided,  however,  that (i) NSI  Enterprises  shall be liable to NSI Georgia for all  representations,  warranties,  covenants and
     indemnities  made  by  NSI  Enterprises   pursuant  to  the  terms  of  the
     Transaction  Documents to which NSI  Enterprises is a party,  and (ii) such sale does not  constitute and is not intended to result in an assumption by
     NSI Georgia (or the SPE or the Agent,  as its  assignees) of any obligation of NSI  Enterprises  or any other  Person  arising in  connection  with the
     Receivables,  the related  Contracts  and/or other Related  Security or any other  obligations  of NSI  Enterprises.  In view of the  intention  of the parties  hereto that each  transfer of  Receivables  made  hereunder  shall constitute a sale of such  Receivables  rather than loans secured  thereby,

                                                                         Page 35
                                                               Exhibit 10(i)A(2)

     NSI Enterprises  agrees that it will, on or prior to the date hereof and in accordance with Section 4.1(f)(ii), mark its master data processing records relating  to the  Receivables  with a legend  stating  that NSI Georgia has purchased  NSI  Enterprises'  Receivables,  together  with  the  associated
     Related Security and  Collections,  and, to the extent that NSI Enterprises prepares any stand-alone  financial  statements,  to note in such financial statements that NSI Enterprises' Receivables,  together with the associated
     Related Security and Collections, have been sold to NSI Georgia.

Section 1.2       Payment for the Purchases.

(a)  The Purchase Price for the Existing Receivables shall be payable in full by
     NSI Georgia to NSI Enterprises on the date hereof in immediately  available funds.

(b)  The Purchase Price for each Additional Receivable shall be due and owing in full by NSI  Georgia to NSI  Enterprises  or its  designee on the date each such Additional  Receivable  comes into existence  (except that NSI Georgia may, with respect to any such Purchase Price,  offset against such Purchase
     Price any amounts  owed by NSI  Enterprises  to NSI Georgia  hereunder  and which  have  become  due  but  remain  unpaid)  and  shall  be  paid to NSI
     Enterprises  in  immediately  available  funds as provided in this  Section
     1.2(b) and subject to Section 1.3.  Although  the  Purchase  Price for each
     Additional  Receivable  shall be due and  payable in full by NSI Georgia to
     NSI Enterprises on the date such Additional Receivable came into existence, settlement  of the  Purchase  Price  for  Additional  Receivables  shall be effected on at least a monthly  basis on  Settlement  Dates with respect to all Additional  Receivables coming into existence during the same month (or shorter period, as applicable).

Section 1.3       Purchase Price Credit Adjustments.  If on any day:

(a)  the Outstanding Balance of any Receivable is:

          (i) reduced as a result of any defective or rejected or returned goods or services, any discount or any adjustment or otherwise by NSI Enterprises
     (other than as a result of such  Receivable's  being charged off for credit reasons or reduced as a result of cash Collections actually received),

          (ii)  reduced  or  canceled  as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), or

(b)  any of the representations and warranties set forth in Section 2.1(c), (h),
     (i),  (j),  (l),  (q),  (r), (s) or the second  sentence of Section  2.1(p)
     hereof  are  not  true  when  made  or  deemed  made  with  respect  to any
     Receivable,

                                                                         Page 36
                                                               Exhibit 10(i)A(2)

then,  in such  event,  NSI  Georgia  shall be  entitled  to a credit  (each,  a
"Purchase Price Credit") against the Purchase Price otherwise  payable hereunder equal to (x) in the case of a partial  reduction,  the amount of such reduction, and (y) in the case of a total  reduction  or  cancellation,  the  lesser of the total Purchase Price paid for such  Receivable  and the  Outstanding  Balance of such Receivable  immediately  prior to such reduction or  cancellation.  If such
Purchase  Price Credit  exceeds the  aggregate  Purchase  Price for  Receivables coming into existence on any day, then NSI  Enterprises  shall pay the remaining amount of such Purchase Price Credit in cash immediately.

     Section  1.4  Payments  and  Computations,  Etc.  All amounts to be paid or deposited by NSI Georgia hereunder shall be paid or deposited in accordance with the terms  hereof on the  required  day in  immediately  available  funds to the account of NSI Enterprises designated from time to time by NSI Enterprises or as otherwise directed by NSI Enterprises. In the event that any payment owed by any
Person  hereunder  becomes  due on a day that is not a Business  Day,  then such payment shall be made on the next  succeeding  Business Day. If any Person fails to pay any amount hereunder when due, such Person agrees to pay, on demand,  the
Default Fee in respect thereof until paid in full; provided,  however, that such
Default  Fee  shall  not at any  time  exceed  the  maximum  rate  permitted  by applicable law. All computations of interest payable  hereunder shall be made on the basis of a year of 360 days for the  actual  number of days  (including  the first but excluding the last day) elapsed.

     Section 1.5 Transfer of Records.

     (a)  In  connection  with  the  Purchases  of  Receivables  hereunder,  NSI
          Enterprises hereby sells, transfers,  assigns and otherwise conveys to
          NSI Georgia all of NSI Enterprises' right and title to and interest in the Records  relating to all Receivables  sold hereunder,  without the need for any further  documentation  in connection with the Purchases.
          In connection  with such transfer,  NSI  Enterprises  hereby grants to each  of NSI  Georgia,  the  SPE,  the  Agent  and  the  Servicer,  an
          irrevocable,  non-exclusive license to use, without royalty or payment of any kind,  all software used by NSI  Enterprises to account for the
          Receivables,  to the extent  necessary to administer the  Receivables, whether  such  software  is  owned by NSI  Enterprises  or is owned by others  and used by NSI  Enterprises  under  license  agreements  with respect  thereto,  provided that should the consent of any licensor of such  software  be  required  for the grant of the  license  described herein, to be effective,  NSI Enterprises  hereby agrees that upon the request of NSI  Georgia,  the SPE,  the  Servicer  or the  Agent,  NSI
          Enterprises  will use its reasonable  efforts to obtain the consent of such  third-party  licensor.  The  license  granted  hereby  shall  be irrevocable  until the  indefeasible  payment in full of the Aggregate
          Unpaids,  and shall terminate on the date this Agreement terminates in accordance with its terms.

     (b)  NSI Enterprises (i) shall take such action reasonably requested by NSI
          Georgia,  the SPE and/or the Agent (as NSI Georgia's  assignee),  from time to time hereafter, that may be necessary or appropriate to ensure that  NSI  Georgia,  the  SPE,  the  Servicer  and the  Agent  have an

                                                                         Page 37
                                                               Exhibit 10(i)A(2)

          enforceable   ownership  interest  in  the  Records  relating  to  the
          Receivables purchased from NSI Enterprises  hereunder,  and (ii) shall use its  reasonable  efforts to ensure that NSI Georgia,  the SPE, the
          Agent and the  Servicer  each has an  enforceable  right  (whether  by license  or  sublicense  or  otherwise)  to use  all  of the  computer software used to account for the  Receivables  and/or to recreate such
          Records.

     Section 1.6  Characterization.  If,  notwithstanding  the  intention of the parties expressed in Section 1.1(d),  any sale by NSI Enterprises to NSI Georgia of Receivables hereunder shall be characterized as a secured loan and not a sale or such sale shall for any reason be  ineffective  or  unenforceable,  then this
Agreement  shall be deemed to constitute a security  agreement under the UCC and other  applicable  law. For this purpose and without  being in derogation of the parties'  intention that the sale of Receivables  hereunder  shall  constitute a true sale thereof, NSI Enterprises hereby grants to NSI Georgia a duly perfected security  interest in all of NSI Enterprises'  right,  title and interest in, to and under all  Receivables now existing and hereafter  arising,  all Collections and  Related  Security  with  respect  thereto,  all other  rights and  payments relating to the  Receivables  and all  proceeds of the  foregoing  to secure the prompt  and  complete  payment  of a loan  deemed to have been made in an amount equal  to the  Purchase  Price  of  the  Receivables  together  with  all  other obligations of NSI Enterprises hereunder, which security interest shall be prior to all other Adverse  Claims  thereto.  During the existence of any  Termination
Event,  NSI Georgia and the SPE and the Agent (as its assignees)  shall have, in addition to the rights and  remedies  which they may have under this  Agreement, all other rights and remedies  provided to a secured  creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

     Section  2.1  Representations  and  Warranties  of  NSI  Enterprises.   NSI
Enterprises hereby represents and warrants to NSI Georgia on the date hereof and on (except for any representation or warranty that is limited to a specific date or period) each date on or prior to the Termination Date on which any Additional
Receivable comes into existence that:

     (a) Existence and Power.  NSI Enterprises is a corporation  duly organized, validly  existing and in good  standing  under the laws of  California,  is duly qualified to transact business in every jurisdiction where, by the nature of its business,  such  qualification  is  necessary,  and where the failure to qualify would have or could  reasonably be expected to cause a Material  Adverse Effect,
and  has  all  corporate   powers  and  all  material   governmental   licenses,
authorizations,  consents and approvals required to carry on its business as now conducted.

     (b) Power and Authority;  Due  Authorization,  Execution and Delivery.  The
execution,  delivery  and  performance  by NSI  Enterprises  of the  Transaction
Documents (i) are within NSI Enterprises'  corporate powers, (ii) have been duly authorized by all necessary  corporate action,  (iii) require no action by or in

                                                                         Page 38
                                                               Exhibit 10(i)A(2)

respect of or filing with, any governmental  body,  agency or official,  (iv) do not contravene,  or constitute a default under,  any provision of applicable law or  regulation  or of  the  certificate  of  incorporation  or  by-laws  of  NSI
Enterprises or of any agreement,  judgment,  injunction,  order, decree or other instrument  binding upon NSI Enterprises or any of its Subsidiaries,  and (v) do not result in the creation or  imposition  of any Adverse  Claim on any asset of
NSI  Enterprises  (except as created  hereunder).  This Agreement and each other
Transaction  Document to which NSI Enterprises is a party has been duly executed and delivered by NSI Enterprises.

     (c) No Bulk Sale. No transaction  contemplated  hereby requires  compliance with any bulk sales act or similar law.

     (d)  Governmental  Authorization.  Other than the  filing of the  financing statements required hereunder,  no authorization or approval or other action by, and no notice to or filing with, any  governmental  authority or regulatory body is  required  for the due  execution  and  delivery by NSI  Enterprises  of this
Agreement  and each other  Transaction  Document  to which it is a party and the performance of its obligations hereunder and thereunder.

     (e) Actions,  Suits. There is no action,  suit or proceeding pending, or to the  knowledge of NSI  Enterprises  overtly  threatened  in writing,  against or affecting  NSI  Enterprises  or any of its  Subsidiaries  before  any  court  or arbitrator or any governmental  body,  agency or official which has or is likely to have a Material Adverse Effect.

     (f) Binding  Effect.  This  Agreement  constitutes  and,  when executed and delivered in accordance with this Agreement, each other- Transaction Document to which NSI Enterprises is a party, will constitute valid and binding  obligations of NSI  Enterprises  enforceable  in  accordance  with their  respective  terms, provided that the  enforceability  hereof and thereof is subject in each case to general  principles  of equity and to  bankruptcy,  insolvency  and similar laws affecting  the  enforcement  of  creditors'  rights  generally  and  by  general equitable principles.

     (g) Accuracy of Information.  All information  heretofore  furnished by NSI
Enterprises to NSI Georgia for purposes of or in connection  with this Agreement or any transaction  contemplated  hereby is, and all such information  hereafter furnished  by NSI  Enterprises  to NSI Georgia (or the SPE or the Agent,  as its
assignees)  will be,  true and  accurate in every  material  respect or based on reasonable  estimates  on the date as of which  such  information  is  stated or certified. NSI Enterprises has disclosed to NSI Georgia and the Agent in writing any and all facts known to the Executive Officers which would have or reasonably would be expected to cause a Material Adverse Effect.

     (h) Use of Proceeds. NSI Enterprises is not engaged principally,  or as one of its  important  activities,  in the  business of  purchasing  or carrying any
Margin  Stock,  and no  part of the  proceeds  of any  Purchase  will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of  purchasing  or carrying any Margin  Stock,  or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation T, U or X.

                                                                         Page 39
                                                               Exhibit 10(i)A(2)

     (i)  Good  Title.   Immediately  prior  to  each  Purchase  hereunder,  NSI
Enterprises (i) is the legal and beneficial  owner of the  Receivables  that are the subject of such Purchase and (ii) is the legal and  beneficial  owner of the
Related  Security  with  respect  thereto  or  possesses  a valid and  perfected security  interest  therein,  in each case, free and clear of any Adverse Claim, except for  Permitted  Encumbrances.  There  have been duly filed all  financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect NSI Enterprises'
ownership interest in each Receivable, its Collections and the Related Security.

     (j) Perfection.  This Agreement,  together with the filing of the financing statements contemplated hereby, is effective to transfer to NSI Georgia (and NSI
Georgia shall acquire from NSI  Enterprises)  (i) legal and equitable  title to, with the right to sell and  encumber  each  Receivable  existing  and  hereafter arising, together with the Collections with respect thereto, and (ii) all of NSI
Enterprises'  right, title and interest in the Related Security  associated with each Receivable,  in each case, free and clear of any Adverse Claim,  except for
Permitted  Encumbrances.  There have been duly filed all financing statements or other  similar  instruments  or  documents  necessary  under  the  UCC  (or  any comparable  law) of all  appropriate  jurisdictions  to  perfect  NSI  Georgia's ownership interest in the Receivables, the Related Security and the Collections.

     (k) Places of Business and Locations of Records.  The  principal  places of business and chief executive  office of NSI Enterprises and the offices where it keeps all of its Records are located at the address(es)  listed on Exhibit II or such other  locations of which NSI Georgia has been notified in accordance  with
Section 4.2(a) in jurisdictions  where all action required by Section 4.2(a) has been taken and  completed.  NSI  Enterprises'  Federal  Employer  Identification
Number is correctly set forth on Exhibit II.

     (l)  Collections.  The  conditions  and  requirements  set forth in Section
4.1(j)  have at all  times  been  satisfied  and duly  performed.  The names and addresses of all  Collection  Banks,  together  with the account  numbers of the
Collection  Accounts of NSI  Enterprises  at each  Collection  Bank and the post office box number of each Lock-Box,  are listed on Exhibit III. NSI  Enterprises has not granted any Person,  other than NSI Georgia  (and the SPE and the Agent, as its assignees) dominion and control of any Lock-Box or Collection Account, or the right to take  dominion  and  control  of any such  Lock-Box  or  Collection
Account at a future time or upon the occurrence of a future event.

     (m) Material Adverse Effect. During the period from August 31, 2000 through the Initial Cut-Off Date, in the good faith judgment of the Executive  Officers, no event has  occurred  that has had or could  reasonably  be expected to have a
Material Adverse Effect.

     (n) Names. The name in which NSI Enterprises has executed this Agreement is identical to the name of NSI  Enterprises  as indicated on the public  record of its state of organization which shows NSI Enterprises to have been organized. In the past five (5) years, NSI Enterprises has not used any corporate names, trade

                                                                         Page 40
                                                               Exhibit 10(i)A(2)

names or  assumed  names  other  than the  name in  which it has  executed  this
Agreement and as listed on Exhibit II.

     (o) Not a Holding Company or an Investment Company.  NSI Enterprises is not
a "holding  company" or a "subsidiary  holding  company" of a "holding  company"
within  the  meaning of the  Public  Utility  Holding  Company  Act of 1935,  as
amended,  or any  successor  statute.  NSI  Enterprises  is  not an  "investment company"  within the meaning of the Investment  Company Act of 1940, as amended, or any successor statute.

     (p) Compliance  with Law. NSI Enterprises has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments,  injunctions, decrees or awards to which it may be  subject,  except  where the  failure to so comply could not reasonably be expected to have a Material Adverse Effect.  Each
Receivable,  together with the Contract related thereto, does not contravene any laws, rules or regulations  applicable thereto  (including,  without limitation, laws, rules and regulations  relating to truth in lending,  fair credit billing, fair credit reporting, equal credit opportunity,  fair debt collection practices and privacy), and no part of such Contract is in violation of any such law, rule or regulation, except where such contravention or violation could not reasonably be expected to have a Material Adverse Effect.

     (q)  Compliance  with Credit and Collection  Policy.  NSI  Enterprises  has complied in all material  respects  with the Credit and  Collection  Policy with regard to each Receivable and the related Contract,  and has not made any change to such Credit and Collection  Policy,  except such material  change as to which
NSI Georgia (and the SPE and the Agent,  as its  assignees) has been notified in accordance with Section 4.1(a).

     (r)  Payments  to  NSI   Enterprises.   With  respect  to  each  Receivable
transferred  to NSI  Georgia  hereunder,  the  Purchase  Price  received  by NSI
Enterprises  constitutes reasonably equivalent value in consideration  therefor.
No transfer by NSI Enterprises of any Receivable hereunder is or may be voidable under any section of the Bankruptcy  Reform Act of 1978 (11  U.S.C.ss.ss.101  et
seq.), as amended.

     (s)  Enforceability  of  Contracts.  Each  Contract  with  respect  to each
Receivable is effective to create,  and has created,  a legal, valid and binding obligation  of  the  related  Obligor  to pay  the  Outstanding  Balance  of the
Receivable  created  thereunder and any accrued  interest  thereon,  enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws  relating  to or  limiting  creditors'  rights  generally  and  by  general principles  of  equity  (regardless  of  whether  enforcement  is  sought  in  a proceeding in equity or at law).

     (t)  Accounting.  The  manner in which  NSI  Enterprises  accounts  for the
transactions   contemplated   by  this   Agreement   does  not   jeopardize  the
characterization of the transactions contemplated herein as being true sales.

                                                                         Page 41
                                                               Exhibit 10(i)A(2)

                                  ARTICLE III
                             CONDITIONS OF PURCHASES

     Section 3.1 Conditions Precedent to Initial Purchase.  The initial Purchase under this  Agreement  is subject to the  condition  precedent  that NSI Georgia shall have received on or before the date of such Purchase the documents  listed on Schedule A.

     Section 3.2 Conditions Precedent to All Purchases. NSI Georgia's obligation to purchase any Receivable shall be subject to the further conditions  precedent that: (a) NSI Georgia (and the SPE and the Agent,  as its assignees)  shall have received such additional  approvals,  opinions or documents as it may reasonably request and (b) on the date such Receivable  came into existence,  the following statements shall be true (and acceptance of the proceeds of any payment for such
Receivable shall be deemed a representation and warranty by NSI Enterprises that such statements are then true):

          (i) the  representations  and  warranties  set forth in Article II are true and  correct  in all  material  respects  on and as of the  date  such
     Receivable  came  into  existence  as though  made on and as of such  date;
     provided that the materiality  threshold in the preceding  clause shall not be applicable with respect to any  representation  or warranty which itself contains a materiality threshold; and

          (ii) no event has occurred and is  continuing  that will  constitute a
     Termination Event or an Unmatured Termination Event.

Notwithstanding the foregoing conditions precedent, upon payment of the Purchase
Price for any Receivable,  title to such Receivable and the Related Security and
Collections  with respect thereto shall vest in NSI Georgia,  whether or not the conditions  precedent to NSI Georgia's  obligation  to purchase such  Receivable were in fact  satisfied.  The failure of NSI  Enterprises  to satisfy any of the foregoing  conditions  precedent,  however,  shall  give  rise to a right of NSI
Georgia to rescind the related purchase and direct NSI Enterprises to pay to NSI
Georgia an amount equal to the Purchase  Price payment that shall have been made with respect to any Receivables related thereto.

                                   ARTICLE IV
                                    COVENANTS

     Section 4.1 Affirmative  Covenants.  Until the date on which this Agreement terminates in accordance with its terms, NSI Enterprises hereby covenants as set forth below:

     (a) Change in Credit and Collection Policy. At least thirty (30) days prior to the  effectiveness  of any  material  change in or material  amendment to the
Credit and Collection Policy, NSI Enterprises will deliver to NSI

                                                                         Page 42
                                                               Exhibit 10(i)A(2)

Georgia a copy of the Credit and  Collection  Policy then in effect and a notice
(A)  indicating  such  proposed  change or  amendment,  and (B) if such proposed change  or  amendment  would  be  reasonably  likely  to  adversely  affect  the collectibility  of the  Receivables  or decrease the credit quality of any newly created Receivables, requesting NSI Georgia's (and the Agent's, as NSI Georgia's ultimate assignee) consent thereto.

     (b) Other  Information.  From time to time  promptly upon NSI Georgia's (or the SPE or the Agent, as its assignees) reasonable request, NSI Enterprises will deliver to NSI Georgia  such other  information,  documents,  records or reports relating  to the  Receivables  or the  condition  or  operations,  financial  or otherwise,  of NSI  Enterprises as NSI Georgia (or the SPE or the Agent,  as its
assignees)  may from time to time  reasonably  request in order to  protect  the interests of NSI Georgia (and such  assigns)  under or as  contemplated  by this
Agreement  (except such plans or forecasts which have not been made available by
Parent to its creditors).

     (c) Notice of Certain  Material  Events.  NSI  Enterprises  will notify NSI
Georgia (and the SPE and the Agent,  as its assignees) in writing within one (1)
Business Day after learning thereof by any Responsible Officer of the occurrence of (i) each Termination Event and (ii) each Unmatured  Termination  Event, which notice shall be signed by an  Authorized  Officer of NSI  Enterprises  and shall advised what steps are being taken in respect thereto.

     (d) Compliance  with Laws and  Preservation  of Existence.  NSI Enterprises will  comply in all  respects  with all  applicable  laws,  rules,  regulations, orders,  writs,  judgments,  injunctions,  decrees  or awards to which it may be subject,  except where the failure to so comply could not reasonably be expected to have a Material  Adverse Effect.  NSI Enterprises  will preserve and maintain its legal  existence,  rights,  franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign entity in each  jurisdiction  where its business is conducted,  except where the failure  to so  qualify  or remain in good  standing  could  not  reasonably  be expected to have a Material  Adverse  Effect;  provided,  however,  that nothing herein shall be deemed to preclude NSI Enterprises from merging or consolidating with any other Person to the extent  permitted  under Section  7.1(c)(ii) of the
Credit and Security Agreement.

     (e) Audits.  NSI  Enterprises  will furnish to NSI Georgia (and the SPE and the Agent, as its assignees) from time to time such  information with respect to it and the  Receivables  as NSI Georgia (or the SPE or the Agent) may reasonably request.  NSI Enterprises  will, from time to time during regular business hours as requested by NSI Georgia (or the SPE or the Agent as its assignees), upon not less than 3 Business Days' prior written notice, permit NSI Georgia (and the SPE and the Agent, as its assignees) or their respective agents or  representatives,
(i) to  examine  and  make  copies  of and  abstracts  from all  Records  in the possession or under the control of NSI  Enterprises  relating to the Receivables and the Related Security,  including, without limitation, the related Contracts, and (ii) to visit the offices and properties of NSI  Enterprises for the purpose of  examining  such  materials  described  in clause (i)  above,  and to discuss matters relating to NSI Enterprises'  financial condition or the Receivables and
the  Related  Security  or  NSI  Enterprises'   performance  under  any  of  the
Transaction  Documents or NSI Enterprises'  performance under the Contracts and,

                                                                         Page 43
                                                               Exhibit 10(i)A(2)

in each case,  with any of the officers or employees of NSI  Enterprises  having knowledge  of such  matters.  To the extent  that NSI Georgia (or the SPE or the
Agent, as its assignees), in the course of any such visit or inspection, obtains possession of any Proprietary  Information  pertaining to NSI Enterprises or any of its Affiliates, NSI Georgia (or such assign) shall handle such information in accordance  with the  requirements  of Section  14.5 of the Credit and  Security
Agreement.

     (f) Keeping and Marking of Records and Books.

          (i) NSI  Enterprises  will maintain and implement  administrative  and operating procedures (including, without limitation, an ability to recreate records  evidencing  Receivables  in the  event of the  destruction  of the originals thereof), and keep and maintain all documents, books, records and other information  reasonably  necessary or advisable for the collection of all Receivables (including,  without limitation, records adequate to permit the immediate  identification of each new Receivable and all Collections of and adjustments to each existing Receivable). NSI Enterprises will give NSI
     Georgia  (and  the SPE and  the  Agent,  as its  assignees)  notice  of any material change in the administrative and operating  procedures referred to in the previous sentence.

          (ii) NSI Enterprises will (A) on or prior to the date hereof, mark its master data processing  records and other books and records relating to the
     Receivables  with a legend,  stating  that NSI  Georgia has  purchased  its
     Receivables  and (B) upon the  request  of NSI  Georgia  (or the SPE or the
     Agent, as its assignees) and when a Termination Event is in existence:  (x)
     mark  each  Contract  with a  legend  describing  NSI  Georgia's  ownership interests in the  Receivables and (y) deliver to NSI Georgia (or the SPE or the Agent, as its assignees) all Contracts (including,  without limitation, all multiple originals of any such Contract) relating to the Receivables.

     (g)  Compliance  with  Contracts  and Credit  and  Collection  Policy.  NSI
Enterprises  will  timely  and  fully (i)  perform  and  comply in all  material respects  with all  provisions,  covenants  and other  promises  required  to be observed by it under the Contracts  related to the Receivables,  and (ii) comply in all material respects with the Credit and Collection Policy in regard to each
Receivable and the related Contract.

     (h) Ownership.  NSI Enterprises will take all necessary action to establish and maintain,  irrevocably in NSI Georgia,  (A) legal and equitable title to the
Receivables and the Collections and (B) all of NSI Enterprises' right, title and interest in the Related Security associated with the Receivables,  in each case, free and clear of any Adverse Claims other than Permitted  Encumbrances (and the

                                                                         Page 44
                                                               Exhibit 10(i)A(2)

SPE and the Agent, as its assignees) (including,  without limitation, the filing of all financing  statements or other similar instruments or documents necessary under  the UCC (or any  comparable  law)  of all  appropriate  jurisdictions  to perfect  NSI  Georgia's  interest  in such  Receivables,  Related  Security  and
Collections and such other action to perfect, protect or more fully evidence the interest  of NSI  Georgia  as NSI  Georgia  (or  the  SPE or the  Agent,  as its
assignees) may reasonably request).

     (i)  Collections.  NSI  Enterprises  will cause (1) all  proceeds  from all
Lock-Boxes  in  which  any of  the  Receivables  are  collected  to be  directly deposited by a Collection  Bank into a Collection  Account and (2) each Lock-Box and  Collection  Account  to be  subject  at all times to a  Collection  Account
Agreement that is in full force and effect.  In the event any payments  relating to Receivables are remitted  directly to NSI Enterprises or any Affiliate of NSI
Enterprises,  NSI Enterprises  will remit (or will cause all such payments to be remitted)  directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following  receipt  thereof and, at all times prior to such  remittance,  NSI Enterprises  will itself hold or, if applicable,  will cause  such  payments  to be held in  trust  for the  exclusive  benefit  of NSI
Georgia, the SPE and the Agent (as its assignees). NSI Enterprises will transfer exclusive  ownership,  dominion  and  control of each  Lock-Box  and  Collection
Account  to NSI  Georgia  and,  will not grant the  right to take  dominion  and control of any  Lock-Box  or  Collection  Account  at a future  time or upon the occurrence of a future event to any Person, except to NSI Georgia (or the SPE or the Agent,  as its assignees) as  contemplated  by this Agreement and the Credit and Security Agreement.

     (j) Taxes. Unless otherwise handled by the Parent: (i) NSI Enterprises will file all material tax returns and reports  required by law to be filed by it and promptly  pay all  material  taxes and  governmental  charges at any time owing, except  any such  taxes  which are not yet  delinquent  or are being  diligently contested  in good  faith by  appropriate  proceedings  and for  which  adequate reserves  in  accordance  with GAAP shall have been set aside on its books,  and
(ii) NSI Enterprises  will pay when due any taxes payable in connection with the
Receivables,  exclusive  of taxes on or measured by income or gross  receipts of
NSI Georgia and its assigns.

     Section 4.2 Negative Covenants of NSI Enterprises.  Until the date on which this Agreement  terminates in accordance with its terms, NSI Enterprises  hereby covenants that:

     (a) Name Change,  Offices and Records.  NSI Enterprises will not change its
(i) state of organization,  (ii) name,  (iii) identity or structure  (within the meaning of  Article 9 of any  applicable  enactment  of the UCC) or, at any time while the location of its chief  executive  office is relevant to  perfection of
NSI Georgia's interest in the Receivables or the associated Related Security and
Collections, relocate its chief executive office or any office where Records are kept unless it shall have: (i) given NSI Georgia (and the SPE and the Agent,  as its assignees) at least ten (10) Business Day's prior written notice thereof and
(ii)  delivered to NSI Georgia (or the SPE or the Agent,  as its  assignees) all financing  statements,  instruments and other documents  reasonably requested by
NSI Georgia (or the SPE or the Agent,  as its assignees) in connection with such change or relocation.

                                                                         Page 45
                                                               Exhibit 10(i)A(2)

     (b) Change in Payment  Instructions to Obligors.  NSI Enterprises  will not add or  terminate  any bank as a  Collection  Bank,  or make any  change  in the instructions  to  Obligors  regarding  payments  to be made to any  Lock-Box  or
Collection  Account,  unless  NSI  Georgia  (and the SPE and the  Agent,  as its assignees)  shall have  received,  at least ten (10) days  before  the  proposed effective  date therefor,  (i) written  notice of such addition,  termination or change  and  (ii)  with  respect  to the  addition  of a  Collection  Bank  or a
Collection  Account or Lock-Box,  an executed  Collection Account Agreement with respect to the new Collection Account or Lock-Box;  provided,  however, that NSI
Enterprises may make changes in instructions to Obligors  regarding  payments if such new instructions  require such Obligor to make payments to another existing
Collection Account.

     (c)  Modifications  to  Contracts  and Credit and  Collection  Policy.  NSI
Enterprises  will not make any  material  change to the  Credit  and  Collection
Policy that could  adversely  affect the  collectibility  of the  Receivables or decrease the credit quality of any newly created  Receivables.  NSI  Enterprises will not extend,  amend or otherwise  modify the terms of any  Receivable or any
Contract related thereto other than in accordance with the Credit and Collection
Policy.

     (d) Sales,  Liens. NSI Enterprises  will not sell,  assign (by operation of law or otherwise) or otherwise  dispose of, or grant any option with respect to, or  create  or  suffer  to exist any  Adverse  Claim  upon  (including,  without limitation,  the filing of any  financing  statement)  or with  respect  to, any
Receivable,  Related  Security or  Collections,  or upon or with  respect to any
Contract  under which any  Receivable  arises,  or any  Lock-Box  or  Collection
Account, or assign any right to receive income with respect thereto (other than, in each case,  the  creation  of the  interests  therein in favor of NSI Georgia provided for herein and other Permitted Encumbrances),  and NSI Enterprises will defend the right,  title and interest of NSI Georgia in, to and under any of the foregoing  property,  against all claims of third  parties  claiming  through or under NSI Enterprises (other than Permitted Encumbrances).

     (e) Accounting for Purchases. NSI Enterprises will not, and will not permit any  Affiliate  to,  account for or treat  (whether in financial  statements  or otherwise)  the  transactions  contemplated  hereby in any manner other than the sale of the  Receivables  and the  Related  Security by NSI  Enterprises  to NSI
Georgia  except to the  extent  that such  transactions  are not  recognized  on account of consolidated financial reporting in accordance with GAAP.

                                   ARTICLE V
                               TERMINATION EVENTS

     Section 5.1  Termination  Events.  The occurrence of any one or more of the following events shall constitute a Termination Event:

          (a) NSI  Enterprises  shall  fail (i) to make any  payment  or deposit required  hereunder  when due and, for any such payment or deposit which is not in respect of principal, such failure continues for two (2) consecutive
     Business Days.

                                                                         Page 46
                                                               Exhibit 10(i)A(2)

          (b) NSI  Enterprises  shall  fail to  perform  or  observe  any  term, covenant or  agreement  hereunder  (other than as referred to in  paragraph
     (a)) or any  other  Transaction  Document  to which it is a party  and such failure  shall  continue  for and such  failure  shall not have been  cured within 30 days after the earlier to occur of (i) written notice thereof has been given to NSI  Enterprises by NSI Georgia or (ii) an Executive  Officer
     otherwise becomes aware of any such failure;  provided,  however, that such cure  period  shall be  extended  for a period  of time,  not to  exceed an additional 30 days, reasonably sufficient to permit NSI Enterprises to cure such  failure if such  failure  cannot be cured  within the initial  30-day period but  reasonably  could be expected to be capable of cure within such additional 30 days,  NSI  Enterprises  has  commenced  efforts to cure such failure during the initial 30-day period and NSI  Enterprises is diligently pursuing such cure.

          (c) Any representation,  warranty,  certification or statement made by
     NSI Enterprises in this Agreement, any other Transaction Document or in any other  document  delivered  pursuant  hereto or thereto shall prove to have been incorrect in any material  respect when made or deemed made;  provided that  the  materiality  threshold  in the  preceding  clause  shall  not be applicable  with  respect to any  representation  or warranty  which itself contains a materiality threshold.

          (d) (i) NSI  Enterprises  shall  generally  not pay its  debts as such debts  become due or shall admit in writing its  inability to pay its debts generally or shall make a general  assignment for the benefit of creditors;
     or (ii) any  proceeding  shall be instituted by or against NSI  Enterprises seeking to  adjudicate it bankrupt or  insolvent,  or seeking  liquidation, winding up, reorganization,  arrangement, adjustment, protection, relief or composition  of it or its  debts  under  any law  relating  to  bankruptcy, insolvency or reorganization or relief of debtors,  or seeking the entry of an order for  relief or the  appointment  of a  receiver,  trustee or other similar  official for it or any  substantial  part of its property or (iii)
     NSI  Enterprises  shall take any  corporate  action to authorize any of the actions set forth in the foregoing  clauses (i) or (ii) of this  subsection
     (c).

          (e) The Parent ceases to directly or indirectly own,  beneficially and of record,  100% of the issued and outstanding  voting stock of each of NSI
     Georgia and NSI Enterprises.

     Section 5.2 Remedies.  Upon the occurrence and during the continuation of a
Termination  Event,  NSI  Georgia  may take any of the  following  actions:  (i)
declare the Termination  Date to have occurred,  whereupon the Termination  Date shall forthwith  occur,  without demand,  protest or further notice of any kind, all of which are hereby expressly waived by NSI Enterprises;  provided, however, that upon the occurrence of a Termination  Event described in Section 5.1(c), or of an  actual  or  deemed  entry of an order  for  relief  with  respect  to NSI
Enterprises  under the  Federal  Bankruptcy  Code,  the  Termination  Date shall automatically occur,  without demand,  protest or any notice of any kind, all of which are hereby expressly waived by NSI Enterprises, and/or (ii) to the fullest extent  permitted by applicable  law,  declare that the Default Fee shall accrue

                                                                         Page 47
                                                               Exhibit 10(i)A(2)

with  respect  to any  amounts  then  due and  owing by NSI  Enterprises  to NSI
Georgia. The aforementioned  rights and remedies shall be without limitation and shall be in  addition  to all other  rights and  remedies of NSI Georgia and its assigns  otherwise  available under any other  provision of this  Agreement,  by operation  of law,  at equity or  otherwise,  all of which are hereby  expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

                                   ARTICLE VI
                                 INDEMNIFICATION

     Section 6.1  Indemnities  by NSI  Enterprises.  Without  limiting any other rights  that  NSI  Georgia  may have  hereunder  or under  applicable  law,  NSI
Enterprises  hereby agrees to indemnify (and pay upon demand to) NSI Georgia and its assigns,  officers,  directors,  agents and employees  (each an "Indemnified
Party")  from  and  against  any  and  all  damages,   losses,   claims,  taxes,
liabilities, costs, expenses and for all other amounts payable, including actual and reasonable  attorneys' fees (which attorneys may be employees of NSI Georgia or any such assign) and disbursements  (all of the foregoing being  collectively referred to as "Indemnified  Amounts")  awarded against or actually  incurred by any of them arising out of or as a result of this Agreement or the  acquisition, either directly or indirectly, by NSI Georgia of an interest in the Receivables, excluding, however:

          (a)  Indemnified  Amounts  to  the  extent  such  Indemnified  Amounts resulted  from gross  negligence  or willful  misconduct on the part of the
     Indemnified Party seeking  indemnification or by reason of such Indemnified
     Party's breach of its obligations hereunder or other legal duty;

          (b)  Indemnified  Amounts to the extent  the same  includes  losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

          (c)  taxes  imposed  by the  jurisdiction  in which  such  Indemnified
     Party's  principal  executive  office is  located,  on or  measured  by the overall net income of such Indemnified Party;

provided,  however,  that  nothing  contained in this  sentence  shall limit the liability  of NSI  Enterprises  or limit  the  recourse  of NSI  Georgia  to NSI
Enterprises  for  amounts  otherwise  specifically  provided  to be  paid by NSI
Enterprises  under the terms of this Agreement.  Without limiting the generality of the foregoing  indemnification,  but subject in each case to clauses (a), (b)
and (c) above,  NSI  Enterprises  shall  indemnify  NSI Georgia for  Indemnified
Amounts relating to or resulting from:

          (i) any  representation  or warranty made by NSI  Enterprises  (or any officers of NSI  Enterprises)  under or in connection  with this Agreement, any other Transaction Document or any other information or report delivered

                                                                         Page 48
                                                               Exhibit 10(i)A(2)

     by NSI Enterprises pursuant hereto or thereto for which NSI Georgia has not received a Purchase  Price  Credit that shall have been false or  incorrect when made or deemed made;

          (ii) the failure by NSI  Enterprises,  to comply  with any  applicable law, rule or regulation with respect to any Receivable or Contract  related thereto,  or the  nonconformity  of any  Receivable  or  Contract  included therein with any such  applicable law, rule or regulation or any failure of
     NSI  Enterprises  to keep or  perform  any of its  obligations,  express or implied, with respect to any Contract;

          (iii) any failure of NSI Enterprises to perform its duties,  covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

          (iv) any products liability,  personal injury or damage, suit or other similar claim arising out of or in connection with  merchandise,  insurance or services that are the subject of any Contract or any Receivable;

          (v) any dispute,  claim,  offset or defense  (other than  discharge in bankruptcy of the Obligor) of the Obligor to the payment of any  Receivable
     (including,  without limitation,  a defense based on such Receivable or the related  Contract not being a legal,  valid and binding  obligation of such
     Obligor  enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such
     Receivable  or the  furnishing  or failure to furnish such  merchandise  or services;

          (vi) the  commingling  of  Collections of Receivables at any time with other funds;

          (vii)  any  investigation,  litigation  or  proceeding  related  to or arising  from  this  Agreement  or  any  other  Transaction  Document,  the transactions  contemplated  hereby, the use of the proceeds of the Purchase hereunder,  the ownership of the  Receivables  or any other  investigation,
     litigation  or  proceeding   relating  to  NSI  Enterprises  in  which  any
     Indemnified  Party becomes  involved as a result of any of the transactions contemplated  hereby  except to the extent  arising from NSI  Georgia's own gross negligence or willful misconduct;

          (viii) any  inability  to  litigate  any claim  against any Obligor in respect of any  Receivable  as a result of such  Obligor  being immune from civil  and  commercial  law  and  suit on the  grounds  of  sovereignty  or otherwise from any legal action, suit or proceeding;

          (ix) any Termination Event described in Section 5.1(c);

                                                                         Page 49
                                                               Exhibit 10(i)A(2)

          (x) any  failure to vest and  maintain  vested in NSI  Georgia,  or to transfer to NSI Georgia,  legal and  equitable  title to, and ownership of, the Receivables and the  Collections,  and all of NSI  Enterprises'  right, title and interest in the Related Security associated with the Receivables, in each case, free and clear of any Adverse Claim;

          (xi) the  failure to have  filed,  or any delay in  filing,  financing statements or other similar  instruments or documents  under the UCC of any applicable  jurisdiction  or other  applicable  laws  with  respect  to any
     Receivable,  the Related Security and Collections with respect thereto, and the proceeds of any thereof,  whether at the time of the Purchase or at any subsequent time;

          (xii) any  action or  omission  by NSI  Enterprises  which  reduces or impairs the rights of NSI Georgia  with  respect to any  Receivable  or the value of any such  Receivable (for any reason other than the application of
     Collections  thereto or  charge-off  of any  Receivable  as  uncollectible)
     unless NSI Georgia has received a Purchase Price Credit therefor; and

          (xiii) any attempt by any Person to void any Purchase  hereunder under statutory provisions, common law or equitable action.

     Section  6.2 Other Costs and  Expenses.  NSI  Enterprises  shall pay to NSI
Georgia  on  demand  any and all  reasonable  costs and  out-of-pocket  expenses actually incurred by NSI Georgia, if any, including  reasonable counsel fees and expenses  actually incurred in connection with the enforcement of this Agreement and  the  other  documents  delivered  hereunder  and  in  connection  with  any
restructuring   or  workout  of  this  Agreement  or  such  documents,   or  the
administration of this Agreement following a Termination Event.

                                  ARTICLE VII
                                  MISCELLANEOUS

     Section 7.1 Waivers and Amendments.

          (a) No  failure  or delay on the  part of NSI  Georgia  (or any of its assigns) in  exercising  any power,  right or remedy  under this  Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power,  right or remedy  preclude  any other  further  exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or  remedies  provided  by law.  Any  waiver  of this  Agreement  shall  be effective  only in the specific  instance and for the specific  purpose for which given.

          (b) No  provision  of this  Agreement  may be  amended,  supplemented, modified  or waived  except in writing  signed by NSI  Enterprises  and NSI

                                                                         Page 50
                                                               Exhibit 10(i)A(2)

     Georgia  and,  to  the  extent  required  under  the  Credit  and  Security
     Agreement,  the Agent and the  Liquidity  Banks or the  Required  Liquidity
     Banks.  Any material  amendment,  supplement,  modification  of waiver will required satisfaction of the Rating Agency Condition.

     Section 7.2 Notices.  All communications and notices provided for hereunder shall be in writing  (including  bank wire,  telecopy  or  electronic  facsimile transmission or similar  writing) and shall be given to the other parties hereto at their  respective  addresses or telecopy  numbers set forth on the  signature pages  hereof or at such other  address or  telecopy  number as such  Person may hereafter specify for the purpose of notice to each of the other parties hereto.
Each  such  notice or other  communication  shall be  effective  (a) if given by telecopy, upon the receipt thereof, (b) if given by mail, five (5) Business Days after the time such  communication  is  deposited  in the mail with first  class postage prepaid or (c) if given by any other means, when received at the address specified in this Section 7.2.

          Section 7.3 Protection of Ownership Interests of NSI Georgia.

          (a) NSI Enterprises agrees that from time to time, at its expense,  it will promptly  execute and deliver all instruments and documents,  and take all actions,  that may be necessary or  desirable,  or that NSI Georgia (or its  assigns) may  reasonably  request,  to perfect,  protect or more fully
     evidence  the  interest  of  NSI  Georgia   hereunder  and  the  Receivable
     Interests,  or to enable NSI  Georgia  (or its  assigns)  to  exercise  and enforce their rights and remedies hereunder. At any time when a Termination
     Event exists,  NSI Georgia (or its assigns) may, at NSI  Enterprises'  sole cost and  expense,  direct  NSI  Enterprises  to  notify  the  Obligors  of
     Receivables of the ownership  interests of NSI Georgia under this Agreement and may also  direct  that  payments  of all amounts due or that become due under  any or all  Receivables  be  made  directly  to NSI  Georgia  or its designee.

          (b)  If NSI  Enterprises  fails  to  perform  any  of its  obligations hereunder,  NSI Georgia (or its assigns) may (but shall not be required to)
     perform,  or cause performance of, such obligations,  and NSI Georgia's (or such  assigns')  actual  and  reasonable  costs and  expenses  incurred  in connection  therewith  shall be payable by NSI  Enterprises  as provided in
     Section 6.2. NSI  Enterprises  irrevocably  authorizes NSI Georgia (and its assigns)  at any time and from time to time in the sole  discretion  of NSI
     Georgia (or its assigns), and appoints NSI Georgia (and its assigns) as its attorney(ies)-in-fact,  to act on behalf of NSI  Enterprises (i) to execute on behalf of NSI  Enterprises  as debtor and to file  financing  statements necessary  or  desirable  in NSI  Georgia's  (or its  assigns')  reasonable opinion to perfect  and to  maintain  the  perfection  and  priority of the interest of NSI Georgia in the Receivables and associated  Related Security
     and  Collections  and  (ii)  to  file  a  carbon,   photographic  or  other
     reproduction  of this Agreement or any financing  statement with respect to the Receivables as a financing statement in such offices as NSI Georgia (or its assigns) in their reasonable opinion deem necessary or desirable to

                                                                         Page 51
                                                               Exhibit 10(i)A(2)

     perfect and to  maintain  the  perfection  and  priority  of NSI  Georgia's interests in the Receivables.  This appointment is coupled with an interest and is irrevocable.

     Section  7.4  Confidentiality  of Fee  Letter.  Each of NSI Georgia and NSI
Enterprises  shall maintain and shall cause each of its employees,  officers and advisers  to maintain  the  confidentiality  of the Fee Letter,  except that NSI
Enterprises and its officers and employees may disclose such  information to NSI
Enterprises' external consultants,  accountants and attorneys and as required by any  applicable  law,  rule,  regulation,  direction,  request  or  order of any judicial,  administrative or regulatory authority or proceedings (whether or not having the force or effect of law) or to the  extent  necessary  to enforce  its rights under the Transaction Documents.

     Section 7.5 Bankruptcy Petition.

     (a) Each of NSI  Enterprises  and NSI Georgia  hereby  covenants and agrees that,  prior to the date that is one year and one day after the  payment in full of all  outstanding  senior  indebtedness  of Blue Ridge,  it will not institute against,  or join any  other  Person  in  instituting  against,  Blue  Ridge any bankruptcy,  reorganization,  arrangement, insolvency or liquidation proceedings or other similar  proceeding under the laws of the United States or any state of the United States.

     (b) Each of NSI  Enterprises  and NSI Georgia  hereby  covenants and agrees that,  prior to the date that is one year and one day after the  payment in full of all  outstanding  obligations  of the  SPE  under  the  Credit  and  Security
Agreement,  it  will  not  institute  against,  or  join  any  other  Person  in instituting  against,  the  SPE  any  bankruptcy,  reorganization,  arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

     Section 7.6 CHOICE OF LAW.  THIS  AGREEMENT  SHALL BE A CONTRACT MADE UNDER
AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF GEORGIA  WITHOUT REGARD TO THE
CONFLICT OF LAW PRINCIPLES THEREOF EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER
JURISDICTION   GOVERN  THE   PERFECTION,   OR  THE  EFFECT  OF   PERFECTION   OR
NONPERFECTION,  OF THE OWNERSHIP  INTERESTS OR SECURITY INTERESTS OF NSI GEORGIA
OR ANY OF ITS ASSIGNS.

     Section  7.7  CONSENT  TO  JURISDICTION.  EACH OF NSI  ENTERPRISES  AND NSI
GEORGIA HEREBY  IRREVOCABLY  SUBMITS TO THE  NON-EXCLUSIVE  JURISDICTION  OF ANY
UNITED STATES FEDERAL OR GEORGIA STATE COURT SITTING IN FULTON  COUNTY,  GEORGIA
IN ANY ACTION OR PROCEEDING  ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY
OTHER  TRANSACTION  DOCUMENT  AND HEREBY  IRREVOCABLY  AGREES THAT ALL CLAIMS IN
RESPECT OF SUCH ACTION OR  PROCEEDING  MAY BE HEARD AND  DETERMINED  IN ANY SUCH
COURT AND  IRREVOCABLY  WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER  HAVE AS TO

                                                                         Page 52
                                                               Exhibit 10(i)A(2)

THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT
SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF NSI
GEORGIA (OR ITS ASSIGNS) TO BRING  PROCEEDINGS  AGAINST NSI  ENTERPRISES  IN THE
COURTS OF ANY OTHER  JURISDICTION.  ANY JUDICIAL  PROCEEDING BY NSI  ENTERPRISES
AGAINST  NSI  GEORGIA  (OR ITS  ASSIGNS)  OR ANY  AFFILIATE  THEREOF  INVOLVING,
DIRECTLY OR  INDIRECTLY,  ANY MATTER IN ANY WAY  ARISING OUT OF,  RELATED TO, OR
CONNECTED  WITH THIS  AGREEMENT  OR ANY  DOCUMENT  EXECUTED  BY NSI  ENTERPRISES
PURSUANT TO THIS  AGREEMENT  SHALL BE BROUGHT ONLY IN A COURT IN FULTON  COUNTY,
GEORGIA.

     Section  7.8 WAIVER OF JURY  TRIAL.  TO THE  MAXIMUM  EXTENT  PERMITTED  BY
APPLICABLE  LAW,  EACH PARTY HERETO  HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL
PROCEEDING  INVOLVING,  DIRECTLY OR INDIRECTLY,  ANY MATTER (WHETHER SOUNDING IN
TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED
WITH THIS AGREEMENT,  ANY DOCUMENT EXECUTED BY NSI ENTERPRISES  PURSUANT TO THIS
AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

     Section 7.9 Integration; Binding Effect; Survival of Terms.

          (a) This  Agreement and each other  Transaction  Document  contain the final and  complete  integration  of all prior  expressions  by the parties hereto with respect to the subject  matter hereof and shall  constitute the entire  agreement  among the  parties  hereto  with  respect to the subject matter hereof superseding all prior oral or written understandings.

          (b) This  Agreement  shall be binding upon and inure to the benefit of
     NSI Enterprises,  NSI Georgia and their respective successors and permitted assigns (including any trustee in bankruptcy).

          (c) NSI  Enterprises  may not assign any of its rights and obligations hereunder or any interest  herein without the prior written  consent of NSI
     Georgia.

          (d) NSI  Georgia  may assign at any time its  rights  and  obligations hereunder and interests  herein to any other Person  without the consent of
     NSI   Enterprises.   Without   limiting  the  foregoing,   NSI  Enterprises
     acknowledges  that  NSI  Georgia,  pursuant  to the  Contribution  and Sale
     Agreement,  may assign to the SPE, and the SPE,  pursuant to the Credit and
     Security  Agreement,  may  assign  to the  Agent,  for the  benefit  of the
     Lenders, its rights, remedies, powers and privileges hereunder and that the
     Agent may further  assign such rights,  remedies,  powers and privileges to the extent permitted in the Credit and Security Agreement.

                                                                         Page 53
                                                               Exhibit 10(i)A(2)

          (e) NSI Enterprises  agrees that the Agent,  as the ultimate  assignee hereof,  shall,  subject to the terms of the Credit and Security Agreement, have the right to enforce this  Agreement  and to exercise  directly all of
     NSI Georgia's rights and remedies under this Agreement (including,  without limitation,  the right to give or withhold any consents or approvals of NSI
     Georgia to be given or withheld  hereunder) and NSI  Enterprises  agrees to cooperate fully with the Agent in the exercise of such rights and remedies.

          (f)  This  Agreement   shall  create  and  constitute  the  continuing
     obligations  of the parties  hereto in accordance  with its terms and shall remain in full force and effect until  terminated  in  accordance  with its terms; provided,  however, that the rights and remedies with respect to (i)
     any  breach of any  representation  and  warranty  made by NSI  Enterprises pursuant to Article II; (ii) the  indemnification and payment provisions of
     Article VI; and (iii) Section 7.5 shall be continuing and shall survive any termination of this Agreement.

     Section 7.10 Counterparts; Severability; Section References. This Agreement
may be executed in any number of counterparts and by different parties hereto in separate  counterparts,  each of which when so executed shall be deemed to be an original and all of which when taken together shall  constitute one and the same
Agreement.   Any   provisions  of  this   Agreement   which  are  prohibited  or
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability  without  invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render  unenforceable such provision in any other jurisdiction.  Unless otherwise expressly indicated, all references herein to  "Article,"  "Section,"  "Schedule"  or  "Exhibit"  shall mean  articles  and sections of, and schedules and exhibits to, this Agreement.

                           {signature page follows}

                                                                         Page 54
                                                               Exhibit 10(i)A(2)

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                                 NSI ENTERPRISES, INC., a California corporation

                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:

                                      Address:
                                       NSI Center
                                       1420 Peachtree Street, N.E.
                                       Atlanta, Georgia 30309

                                       Attention: Treasurer

                                       Fax No.:                (404) 853-1330
                                       Telephone No.:  (404) 853-1368

                                 NATIONAL SERVICE INDUSTRIES, INC., a
                                 Georgia corporation

                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:

                                      Address:
                                       NSI Center
                                       1420 Peachtree Street, N.E.
                                       Atlanta, Georgia 30309

                                       Attention: Treasurer

                                       Fax No.:                (404) 853-1330
                                       Telephone No.:  (404) 853-1368

                                                                         Page 55
                                                               Exhibit 10(i)A(2)

                                    Exhibit I

                                   Definitions
                                   -----------

     This is Exhibit I to the Agreement (as hereinafter defined). As used in the
Agreement and the Exhibits and  Schedules  thereto,  capitalized  terms have the meanings set forth in this Exhibit I (such meanings to be equally  applicable to the singular and plural forms  thereof).  If a  capitalized  term is used in the
Agreement,  or any Exhibit or Schedule  thereto,  and is not  otherwise  defined therein or in this Exhibit I, such term shall have the meaning  assigned thereto in Exhibit I to the Credit and Security Agreement.

     "Additional  Receivable" has the meaning set forth in Section 1.1(b) of the
Agreement.

     "Agent"  has the  meaning set forth in the  Preliminary  Statements  to the
Agreement.

     "Agreement" means the Receivables Sale Agreement,  dated as of May 2, 2001, between NSI Enterprises and NSI Georgia, as the same may be amended, restated or otherwise modified.

     "Blue Ridge" has the meaning set forth in the Preliminary Statements to the
Agreement.

     "Contract" means, with respect to any Receivable,  any and all instruments, agreements,  invoices or other writings pursuant to which such Receivable arises or which evidences such Receivable.

     "Credit and  Collection  Policy" means NSI  Enterprises'  and NSI Georgia's collective  credit and collection  policies and practices  relating to Contracts and  Receivables  existing on the date hereof,  as modified from time to time in accordance with the Credit and Security Agreement.

     "Credit  and  Security   Agreement"  has  the  meaning  set  forth  in  the
Preliminary Statements to the Agreement.

     "Default  Fee" means a per annum rate of  interest  equal to the sum of (i)
the Prime Rate, plus (ii) 2% per annum.

     "Discount Factor" means a percentage calculated to provide NSI Georgia with a reasonable profit on its investment in the Receivables after taking account of
(i) the time value of money based upon the  anticipated  dates of  collection of the  Receivables  and the cost to NSI Georgia of financing its investment in the
Receivables during such period, (ii) the risk of nonpayment by the Obligors, and

                                                                         Page 56
                                                               Exhibit 10(i)A(2)

(iii) the cost of  compensating  someone to service and collect the  Receivables for NSI Georgia.  NSI Enterprises and NSI Georgia may agree from time to time to change  the  Discount  Factor  based  on  changes  in one or more  of the  items affecting  the  calculation  thereof,  provided  that any change to the Discount
Factor  shall take effect as of the  commencement  of a month,  shall apply only prospectively  and shall not affect the Purchase Price payment made prior to the month during which NSI Enterprises and NSI Georgia agree to make such change.

     "Executive  Officer" means any of the chief executive  officer,  president, executive vice president or senior vice president of the Parent.

     "Existing  Receivables"  has the meaning set forth in Section 1.1(a) of the
Agreement.

     "GAAP" means generally  accepted  accounting  principles applied on a basis consistent  with  those  which are to be used in  making  the  calculations  for purposes of determining compliance with the terms of this Agreement.

     "Initial Cutoff Date" means the Business Day immediately  prior to the date hereof.

     "Lien" shall mean nay lien, charge, claim,  security interest,  mortgage or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

     "Margin  Stock" means "margin  stock" as defined in Regulation T, U or X of the Board of Governors of the Federal Reserve System,  as in effect from time to time, together with all official rulings and interpretations issued thereunder.

     "Material  Adverse  Effect"  means a  material  adverse  effect  on (i) the
financial   condition  or  operations   of  the  Parent  and  its   consolidated
Subsidiaries,  taken as a whole,  (ii) the ability of NSI Enterprises to perform its obligations under the Agreement or any other Transaction Document, (iii) the legality,  validity or  enforceability of the Agreement or any other Transaction
Document,  (iv) NSI Georgia's  interest in the  Receivables  generally or in any significant portion of the Receivables, the Related Security or Collections with respect thereto,  or (v) the  collectibility of the Receivables  generally or of any material portion of the Receivables.

     "NSI  Enterprises"  has  the  meaning  set  forth  in the  preamble  to the
Agreement,  and such term shall include such Person's  successors  and permitted assigns.

     "NSI  Georgia" has the meaning set forth in the preamble to the  Agreement, and such term shall include such Person's successors and permitted assigns.

                                                                         Page 57
                                                               Exhibit 10(i)A(2)

     "Outstanding  Balance"  of  any  Receivable  at any  time  means  the  then outstanding principal balance thereof.

     "Parent" means National Service Industries,  Inc., a Delaware  corporation, and its successors and permitted assigns.

     "Permitted  Encumbrances" shall mean the following:  (a) Liens for taxes or assessments or other governmental charges not yet due and payable; and (b) Liens created by the Transaction Documents.

     "Person"  means  an  individual,  partnership,   corporation  (including  a
business  trust),  limited  liability  company,  joint  stock  company,   trust,
unincorporated  association,  joint venture or other entity,  or a government or any political subdivision or agency thereof.

     "Purchase" means each purchase  pursuant to Section 1.1 of the Agreement by
NSI Georgia from NSI  Enterprises  of Receivables  and the Related  Security and
Collections  related  thereto,  together  with all related  rights in connection therewith.

     "Purchase Price" means, with respect to each Purchase,  the aggregate price to be paid by NSI Georgia to NSI  Enterprises  for such  Purchase in  accordance with Section 1.2 of the Agreement for the  Receivables,  Collections and Related
Security then being sold to NSI Georgia, which price shall equal on any date (i)
the product of (x) the  Outstanding  Balance of such  Receivables  on such date, multiplied  by (y) one minus the Discount  Factor in effect on such date,  minus
(ii) any  Purchase  Price  Credits to be  credited  against the  Purchase  Price otherwise payable in accordance with Section 1.3 of the Agreement.

     "Purchase  Price  Credit"  has the  meaning set forth in Section 1.3 of the
Agreement.

     "Receivable"  means  all  indebtedness  and other  obligations  owed to NSI
Enterprises (at the times it arises, and before giving effect to any transfer or
conveyance   under  the   Agreement),   including,   without   limitation,   any
indebtedness,  obligation or interest  constituting  an account,  chattel paper, instrument or general  intangible,  arising in connection with the sale of goods or the rendering of services by NSI  Enterprises and further  includes,  without limitation,  the  obligation  to pay any Finance  Charges with respect  thereto.
Indebtedness and other rights and obligations  arising from any one transaction, including,  without  limitation,  indebtedness  and other rights and obligations represented by an individual  invoice,  shall  constitute a Receivable  separate
from  a  Receivable   consisting  of  the  indebtedness  and  other  rights  and obligations  arising from any other  transaction;  provided,  further,  that any indebtedness,  rights or obligations  referred to in the  immediately  preceding sentence  shall be a Receivable  regardless or whether the account debtor or NSI
Enterprises  treats  such  indebtedness,  rights or  obligations  as a  separate payment obligation.

                                                                         Page 58
                                                               Exhibit 10(i)A(2)

     "Receivable  Sale  Agreement" has the meaning set forth in the  Preliminary
Statements to the Agreement.

     "Records"  means,  with respect to any Receivable,  all Contracts and other documents, books, records and other information (including,  without limitation, computer  programs,  tapes,  disks,  punch cards,  data processing  software and related property and rights)  relating to such Receivable,  any Related Security therefor and the related Obligor.

     "Related Security" means, with respect to any Receivable:

          (i)  all of NSI  Enterprises'  interest  in the  inventory  and  goods
     (including  returned or repossessed  inventory or goods), if any, the sale, financing  or  lease  of  which  by  NSI  Enterprises  gave  rise  to  such
     Receivable, and all insurance contracts with respect thereto,

          (ii) all  other  security  interests  or liens  and  property  subject thereto from time to time,  if any,  purporting  to secure  payment of such
     Receivable,  whether pursuant to the Contract related to such Receivable or otherwise,  together with all financing  statements and security agreements describing any collateral securing such Receivable,

          (iii)  all  guaranties,   letters  of  credit,   insurance  and  other
     agreements  or  arrangements  of  whatever  character  from  time  to  time supporting or securing  payment of such Receivable  whether pursuant to the
     Contract related to such Receivable or otherwise,

          (iv)  all  service   contracts  and  other  contracts  and  agreements
     associated with such Receivable,

          (v) all Records related to such Receivable,

          (vi)  all of NSI  Enterprises'  right,  title  and  interest  in  each
     Lock-Box and each Collection Account, and

          (vii) all proceeds of any of the foregoing.

     "Responsible  Officer"  means any  Executive  Officer  as well as any other officer of the Parent who is primarily responsible for the administration of the transactions contemplated by the Transaction Documents.

     "Settlement  Date" has the  meaning  given to that term in the  Credit  and
Security Agreement.

     "Termination  Date"  means the  earliest to occur of (i) the  Business  Day immediately  prior to the occurrence of a Termination Event set forth in Section
5.1(c),  (ii) the Business Day specified in a written notice from NSI Georgia to

                                                                         Page 59
                                                               Exhibit 10(i)A(2)

NSI  Enterprises  following the  occurrence and during the  continuation  of any other  Termination  Event,  and (iii) the date which is ten (10)  Business  Days after NSI  Georgia's  receipt of written  notice  from NSI  Enterprises  that it wishes to terminate purchases under this Agreement.

     "Termination  Event"  has the  meaning  set  forth  in  Section  5.1 of the
Agreement.

     "Transaction   Documents"  means,   collectively,   this  Agreement,   each
Collection  Account Agreement to which NSI Enterprises is a party, and all other instruments,  documents  and  agreements  executed and  delivered in  connection herewith.

     "UCC" means the Uniform Commercial Code as the same may, from time to time, be enacted  and in effect in the State of  Georgia;  provided  that in the event that, by reason of mandatory  provisions  of law, any or all of the  attachment, perfection or priority of, or remedies  with respect to, NSI Georgia's  interest in the Receivables is governed by the Uniform  Commercial Code as enacted and in effect in a jurisdiction  other than the State of Georgia,  the term "UCC" shall mean  the  Uniform  Commercial  Code as  enacted  and in  effect  in such  other jurisdiction  solely for  purposes of the  provisions  thereof  relating to such attachment,  perfection,  priority or remedies and for  purposes of  definitions related to such provisions

     "Unmatured  Termination  Event" means an event  which,  with the passage of time or the giving of notice, or both, would constitute a Termination Event.

     All accounting terms not specifically  defined herein shall be construed in accordance  with  GAAP.  All terms  used in Article 9 of the UCC in the State of
Georgia, and not specifically defined herein, are used herein as defined in such
Article 9.

                                                                         Page 60
                                                               Exhibit 10(i)A(2)

                                   Exhibit II
                                   ----------

   Chief Executive Office; Principal Place of Business; Locations of Records;
   --------------------------------------------------------------------------
               Federal Employer Identification Number; Other Names
               ---------------------------------------------------

Chief Executive Office:
         1420 Peachtree Street
         Atlanta, Georgia  30309

Principal Place of Business:
         1420 Peachtree Street
         Atlanta, Georgia  30309

Locations of Records:

         1420 Peachtree Street
         Atlanta, Georgia  30309

         One Lithonia Way
         Conyers, Georgia  30012

Federal Employer Identification Number:   77-0319365

Legal, Trade and Assumed Names:  Lithonia Lighting, Peerless Lighting and Hydrel

                                                                         Page 61
                                                               Exhibit 10(i)A(2)

                                   Exhibit III
                                   -----------

           NAMES OF COLLECTION BANKS; LOCK-BOXES & COLLECTION ACCOUNTS

     LOCK-BOX                                 RELATED COLLECTION ACCOUNT
     --------                                 --------------------------

                              Name of Current Account Holder:  Lithonia Lighting, a division of NSI GA
P.O. Box 100863                               Account Number:  Lockbox #100863, DDA#3750249781
Atlanta, GA 30384                                  Bank Name:  Bank of America
                                                  ABA Number:  111000012
                                              Contact Person:  Debbie Hembree
                                               Contact's Tel:  404-607-2851
                                               Contact's Fax:  404-532-2943

                              Name of Current Account Holder:  Lithonia Lighting, a division of NSI
P.O. Box 360305                               Account Number:  DDA#1911121
Pittsburgh, PA 15251                               Bank Name:  Mellon Bank, Pittsburgh PA
                                                  ABA Number:  043000261
Dept. LA 21025                                Contact Person:  Patti Sostaric
Pasadena, CA                                   Contact's Tel:  412-234-6626
91185-1025                                     Contact's Fax:  412-209-6082

                                                                         Page 62
                                                               Exhibit 10(i)A(2)

                                   Schedule A
                                   ----------

                    DOCUMENTS TO BE DELIVERED TO NSI GEORGIA
                       ON OR PRIOR TO THE INITIAL PURCHASE

1.   Executed  copies of the Receivables  Sale  Agreement,  duly executed by the parties thereto.

2.   Copy of the Credit and Collection  Policy to attach to the Receivables Sale
     Agreement as an Exhibit.

3.   A certificate of NSI Enterprises' [Assistant] Secretary certifying:

          (a) A copy  of  the  Resolutions  of the  Board  of  Directors  of NSI
     Enterprises,   authorizing  NSI   Enterprises'   execution,   delivery  and
     performance of the Receivables Sale Agreement and the other documents to be delivered by it thereunder;

          (b) A  copy  of the  articles  of  incorporation  and  by-laws  of NSI
     Enterprises (also certified, in the case of such articles, by the Secretary of State of California on or within thirty (30) days prior to closing);

          (c) Good  Standing  Certificates  for NSI  Enterprises  issued  by the
     Secretaries  of  State of (i) its  state of  incorporation,  and  (ii),  if different,  that state where it maintains its principal  place of business;
     and

          (d) The names and signatures of the officers  authorized on its behalf to execute the  Receivables  Sale  Agreement and any other  documents to be delivered by it thereunder.

4.   Pre-filing state and federal tax lien,  judgment lien and UCC lien searches against NSI Enterprises from the following jurisdictions:

                  a. Clerk of Superior Court of Fulton County, Georgia

                  b. Georgia Superior Court Clerks Cooperative Authority

                  c. Secretary of State of California

                  d. Santa Clara County, California.

5.   Proper financing statements, duly filed under the UCC on or before the date of the initial  Purchase (as defined in the Receivables  Sale Agreement) in

                                                                         Page 63
                                                               Exhibit 10(i)A(2)

     all jurisdictions as may be necessary or, in the opinion of NSI Georgia (or its assigns),  desirable, under the UCC of all appropriate jurisdictions or any comparable law in order to perfect the ownership interests contemplated by the Receivables Sale Agreement.

6.   Time stamped receipt copies of proper UCC termination  statements,  if any, necessary to release all security  interests and other rights of any Person in the Receivables, Contracts or Related Security previously granted by NSI
     Enterprises.

7.   Executed  Collection  Account  Agreements  for each Lock-Box and Collection
     Account that,  prior to the date of this  Agreement,  was maintained in NSI
     Enterprises' name.

8.   A favorable  opinion of legal counsel for NSI Enterprises  licensed to give opinions  under Georgia law  reasonably  acceptable to NSI Georgia (and the
     Agent, as NSI Georgia's assignee) as to the following:

          (a) NSI Enterprises is a corporation duly organized, validly existing, and in good standing under the laws of the State of California.

          (b) NSI  Enterprises  has  all  requisite  authority  to  conduct  its business in each jurisdiction where failure to be so qualified would have a material adverse effect on NSI Enterprises' business.

          (c) The execution and delivery by NSI  Enterprises of the  Receivables
     Sale Agreement and each other  Transaction  Document to which it is a party and its performance of its obligations thereunder have been duly authorized by all necessary  organizational  action and proceedings on the part of NSI
     Enterprises and will not:

               (i) require any action by or in respect of, or filing  with,  any governmental  body,  agency or official  (other than the filing of UCC financing statements);

               (ii) contravene,  or constitute a default under, any provision of applicable  law or  regulation  or of its articles or  certificate  of incorporation  or bylaws or of any  agreement,  judgment,  injunction, order, decree or other instrument binding upon NSI Enterprises; or

               (iii) result in the creation or  imposition  of any Adverse Claim on assets of NSI  Enterprises  or any of its  Subsidiaries  (except as contemplated by the Receivables Sale Agreement).

          (d) The Receivables Sale Agreement and each other Transaction Document to  which  it is a party  has  been  duly  executed  and  delivered  by NSI
     Enterprises and constitutes  the legally valid,  and binding  obligation of
     NSI  Enterprises  enforceable in accordance  with its terms,  except to the extent the enforcement thereof may be limited by bankruptcy,  insolvency or

                                                                         Page 64
                                                               Exhibit 10(i)A(2)

     similar laws affecting the enforcement of creditors'  rights  generally and subject  also  to the  availability  of  equitable  remedies  if  equitable remedies are sought.

          (e) In the event that the receivables Sale Agreement is held to create a transfer for security  purposes rather than a true sale or other outright assignment,  the provisions of the Receivables Sale Agreement are effective to create  valid  security  interests in favor of NSI Georgia in all of NSI
     Enterprises'  right,  title  and  interest  in and to the  Receivables  and
     Related Security  described therein which constitute  "accounts,"  "chattel paper" or "general intangibles" (each as defined in the UCC) (collectively, the "Opinion Collateral"),  as security for the payment of a loan deemed to have been made by NSI Georgia to NSI  Enterprises in an amount equal to the
     Purchase  Price  (as  defined  therein)  of  the  Receivables  (as  defined therein), together with all other obligations of NSI Georgia thereunder.

          (f) Each of the UCC-1 Financing  Statements  naming NSI Enterprises as debtor, NSI Georgia,  as secured party, and the SPE, as assignee of secured party, and each of the UCC-3  Assignments  naming the Agent, as assignee of the SPE, to be filed in the [describe  filing  offices],  is in appropriate form for filing therein. Upon filing of such UCC-1 Financing Statements and such UCC-3  Assignments  in such filing offices and payment of the required filing fees,  the security  interest in favor of NSI Georgia in the Opinion
     Collateral  will be perfected and assigned of record to first,  to the SPE, and then, to the Agent.

          (g) Based solely on our review of the [describe  UCC Search  Reports], and assuming (i) the filing of the Financing  Statements and payment of the required  filing fees in accordance with paragraph (f) and (ii) the absence of any intervening  filings between the date and time of the Search Reports and the  date and  time of the  filing  of the  Financing  Statements,  the security interest of NSI Georgia (and the Agent, as its ultimate  assignee)
     in the Opinion  Collateral is prior to any security interest granted in the
     Opinion Collateral by NSI Enterprises,  the priority of which is determined solely by the  filing of a  financing  statement  in the  [describe  filing offices].

          (h) To the best of the opinion giver's knowledge,  there is no action, suit or other  proceeding  against NSI  Enterprises or any Affiliate of NSI
     Enterprises,  which  would  materially  adversely  affect the  business  or financial  condition of NSI Enterprises and its Affiliates taken as a whole or which would  materially  adversely affect the ability of NSI Enterprises to perform its obligations under the Receivables Sale Agreement.

          (i) NSI  Enterprises  is not an  "investment  company" as such term is defined in the Investment Company Act of 1940, as amended.

9.   A "true sale"  opinion of counsel for NSI  Enterprises  with respect to the transactions contemplated by the Receivables Sale Agreement.

10.  A Certificate of NSI Enterprises'  chief financial officer certifying that, as of the closing date, no Termination Event or Unmatured Termination Event exists and is continuing.

                                                                         Page 65
                                                               Exhibit 10(i)A(2)

11.  Executed copies of (i) all consents from and  authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with the Receivables Sale Agreement.